SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2012

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	000-54529	45-3849662
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

411 University Ridge Suite D Greenville, SC 29601 (Address of principal executive offices) Phone: 864 751 4880 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page - 1

SCIO DIAMOND TECHNOLOGY CORPORATION
Form 8-K
Current Report

ITEM 4.01.                       CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On March 22, 2012, the Board of Directors of the Scio Diamond Technology Corporation a Nevada corporation (the “Company” or “Registrant”) dismissed Gruber & Company, LLC  (the “Former Accountant”) as the Registrant’s independent registered public accountants, and the Board of Directors approved the engagement of Cherry, Bekaert & Holland, LLP. (the “New Accountant”) to serve as the Registrant’s independent registered public accountants for fiscal year 2012. The New Accountant was engaged on March 22, 2012.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern, which was included in our accountant’s report on the financial statements, the Former Accountant's reports on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period of the Former Accountant’s engagement and through March 22, 2012, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for any period.

During the period of the Former Accountant’s engagement and through March 22, 2012, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Registrant requested that the Former Accountant to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 hereto.

During the period of the Former Accountant’s engagement and through March 22, 2012, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

•
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

•	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

On March 22, 2012, with the prior approval of its Board of Directors, the Registrant engaged the New Accountant as its independent registered public accounting firm.

The Company has not consulted with the New Accountant regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through present.

(d) Exhibits.

Exhibit No.	Description
16.01	Letter from Gruber & Company, LLC, dated March 22, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

Page - 2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION
Date: March 23, 2012	By: /s/ Joseph D. Lancia
Joseph D. Lancia
Chief Executive Officer

Page - 3